SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 2, 2006

RONCO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27471	84-1148206
(Commission File Number)	(IRS Employer Identification Number)

21344 Superior Street, Chatsworth, CA 91311
(Address of Principal Executive Offices)

Registrant’s telephone number (818) 775-4602

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.01  Regulation FD Disclosure

 The purpose of this Form 8-K is to furnish our stockholders with an update regarding our company. Attached as an exhibit to this Form 8-K is the text of the presentation to be made to certain Series A Convertible Preferred Stockholders. This exhibit is incorporated herein by reference.

Many of the statements included in this report contain forward-looking statements and information relating to our company. We generally identify forward-looking statements by the use of terminology such as "may," "will," "could," "should," "potential," "continue," "expect," "intend," "plan," "estimate," "anticipate," "believe," or similar phrases or the negatives of such terms. We base these statements on our beliefs as well as assumptions we made using information currently available to us. Such statements are subject to risks, uncertainties and assumptions, as well as other matters not currently considered material by us. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors may affect these projections and expectations.

The results of our operations have varied significantly in the past and we expect our operations to continue to vary in the future. A number of factors, some of which are outside of our control, will cause our results to fluctuate, including, but not limited to:

•	seasonal patterns affecting consumer spending, primarily related to the Christmas holiday season as well as other gift-centric holidays;

•	other seasonal patterns affecting the performance of television media, primarily weather;

•	the relative availability of attractive media time within a given period for us to promote our products;

•	changes in interest rates, which may impact certain customers' decisions to make purchases through credit cards;

•	the impact of general economic conditions;

•	the introduction of new product offerings; and

•	the introduction of new infomercials for existing products.

Given such risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements do not guarantee future performance and should not be considered as statements of fact.

These forward-looking statements speak only as of the date of this report and, unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in other reports and documents we will file with the Securities and Exchange Commission (or the SEC) after the date of this report.

The information in this Form 8-K and the exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONCO CORPORATION

Date: February 2, 2006	By:	/s/ Paul Kabashima
Paul Kabashima
Chief Operating Officer